EXHIBIT 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350

AS ADDED BY

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q of First National Community Bancorp, Inc. (the “Company”) for the quarter ended March 31, 2011, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), we, Steven R. Tokach, President and Chief Executive Officer, and Edward J. Lipkus, Executive Vice President and Chief Financial Officer, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.         The Report fully complies with the requirements of Section 13(a)  of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 780(d)); and

2.         The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: August 10, 2012	By:	/s/ Steven R. Tokach
Steven R. Tokach,
President and Chief Executive Officer

Date: August 10, 2012	By:	/s/ Edward J. Lipkus
Edward J. Lipkus
Chief Financial Officer